EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

TO TENDER 1% CONVERTIBLE BONDS DUE 2005 OF

MACRONIX INTERNATIONAL CO., LTD.

PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 24, 2002

CUSIP Numbers: 556103AB5, US556103AB53
CINS Numbers: Y5369AAC8
ISIN Numbers: USY5369AAC81
Common Code Number: 010716705

THE OFFER AND WITHDRAWAL RIGHTS WILL COMMENCE AT 9:00 A.M., NEW YORK TIME, ON TUESDAY, DECEMBER 24, 2002 AND WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON FRIDAY, JANUARY 24, 2003, UNLESS THE OFFER IS EXTENDED

The Tender Agent For This Offer Is:

The Bank of New York	The Bank of New York (Luxembourg) S.A.

The Bank of New York
Corporate Trust Ops,
Reorganization Unit
101 Barclay Street, Floor 7E,
New York, N.Y. 10286
U.S.A.
Attn: Bernard Arsenec
Telephone No: (212) 815 5098
Facsimile No: (212) 298 1915
Email: barsenec@bankofny.com
Aerogolf Center 1A Hoehenhof L-1736 Senningerberg Grand Duchy of Luxembourg

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions contained herein and in the Offer to Purchase dated December 24, 2002 should be read carefully before this Letter of Transmittal is completed. If you are a U.S. holder, you must sign this letter of transmittal in the appropriate space provided therefor and complete the substitute form W-9 set forth herein. Non-U.S. holders should complete an appropriate Form W-8, which can be obtained from the Tender Agent. Please see the instructions to Form W-9 or consult your own tax advisers regarding the appropriate Form W-8 to be submitted.

DESCRIPTION OF BONDS TENDERED

BONDS TENDERED (Attach additional signed list, if necessary). (See Instruction 3)
Name(s) and address(es) of registered holder(s) (please fill in, if blank, exactly as name(s) appear(s) on Bond(s))	Security Number(s)*	Total principal amount of Bonds*	Principal amount of Bonds tendered**
		$	$

		$	$

		$	$

TOTAL

*	Need not be completed by book-entry holders.

**	Unless otherwise indicated, the entire aggregate principal amount represented by the Bonds described above will be deemed to have been tendered. See Instruction 2.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by holders of 1% Convertible Bonds due 2005 (the “Bonds”) of Macronix International Co., Ltd., a company incorporated in Taiwan, the Republic of China (“Macronix”), that intend to tender Bonds as described in the Offer to Purchase dated December 24, 2002 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”). By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase.

This Letter of Transmittal is to be completed either if certificates evidencing the Bonds are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized with respect to the Bonds held through The Depository Trust Company (“DTC”), if delivery of Bonds is to be made by book-entry transfer into the accounts of The Bank of New York (the “Tender Agent”) at DTC, Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), pursuant to the procedures for book-entry transfer described in the Offer to Purchase by any financial institution that is a participant in DTC, Euroclear or Clearstream, Luxembourg, as the case may be, and whose name appears on a security position listing as the owner of Bonds. Delivery of documents to DTC, Euroclear or Clearstream, Luxembourg, as the case may be, does not constitute delivery to the Tender Agent. Holders who tender their Bonds by book-entry transfer are referred to herein as “book-entry holders.”

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to Credit Suisse First Boston (Hong Kong) Limited, the Dealer Manager for the Offer, or The Bank of New York, the Tender Agent, in each case at the respective addresses and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 12 below.

Holders that are tendering by book-entry transfer to the Tender Agent’s account at DTC must execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which this Offer will be eligible. DTC participants that are accepting the Offer must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Tender Agent’s DTC account. DTC will then send an Agent’s Message to the Tender Agent for its acceptance.

All of the Bonds are held in global form through registered accounts in DTC. However, Bondholders that hold Bonds indirectly through Euroclear or Clearstream, Luxembourg may tender their Bonds indirectly through Euroclear or Clearstream, Luxembourg in accordance with their requirements, and by providing further instructions for the Bonds to be tendered through DTC in accordance with the ATOP procedures. These procedures are as follows.

Holders that are tendering by book-entry transfer to the Tender Agent’s account at DTC indirectly through Euroclear or Clearstream, Luxembourg should tender by providing the Letter of Transmittal or comparable instruction to a participant in Euroclear or Clearstream, Luxembourg, with instructions to transmit the Letter of Transmittal or comparable instruction electronically to the Tender Agent, with further instructions for Bonds to be tendered through DTC in accordance with the ATOP procedures, in accordance with the requirements of the relevant clearing system. Holders who are participants in Euroclear or Clearstream, Luxembourg should tender by transmitting the Letter of Transmittal or comparable instruction electronically to the Tender Agent, with instructions to block the Bonds in the accounts in which they are held in the relevant clearing system, and with further instructions for Bonds to be tendered through DTC in accordance with the ATOP procedures.

The tender of Bonds by a Bondholder who holds Bonds through DTC indirectly through Euroclear or Clearstream, Luxembourg will be deemed to have occurred in accordance with DTC’s ATOP procedures for such a transfer.

Bondholders must take appropriate steps to block Bonds to be tendered in Euroclear or Clearstream, Luxembourg so that no transfers may be effected in relation to such Bonds at any time after such date in accordance with the requirements of the relevant clearing system and the deadlines required by the relevant clearing system.

[ ]	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED BONDS ARE ENCLOSED HEREWITH.

[ ]
CHECK HERE IF TENDERED BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER BONDS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Account Number:
DTC Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase and this Letter of Transmittal and Instructions hereto (as the same may be amended or supplemented from time to time, this “Letter of Transmittal”), relating to Macronix’s offer to purchase all of its outstanding Bonds, upon the terms and subject to the conditions set forth in the Offer to Purchase. The Offer to Purchase and the Letter of Transmittal collectively constitute the “Offer”.

Upon the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal, the undersigned hereby tenders to Macronix the principal amount of Bonds indicated above in the box entitled “Description of Bonds Tendered.”

Subject to, and effective upon, the acceptance for purchase of and payment of the Repurchase Price (as defined in the Offer to Purchase) for Bonds tendered hereby, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Macronix, all right, title and interest in and to all Bonds tendered hereby, (ii) waives any and all other rights with respect to such Bonds (including without limitation, any existing or past defaults and their consequences in respect of the Bonds and the indenture under which the Bonds were issued) and releases and discharges Macronix from any and all claims such holders may have now, or may have in the future, arising out of, or related to, such Bonds, including without limitation, any claims that such holder is entitled to receive additional principal, interest or premium payments with respect to such Bonds, to participate in any redemption or defeasance of the Bonds or to be entitled to any of the benefits under the indenture, and (iii) irrevocably constitutes and appoints the Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Bonds, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Bonds, or transfer ownership of such Bonds, together with all accompanying evidences of transfer and authenticity, to or upon the order of Macronix, upon receipt by the Tender Agent, as the undersigned’s agent, of the Repurchase Price, (b) present such Bonds for transfer on the relevant security register and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Bonds, all in accordance with the terms of the Offer as described in the Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Bonds tendered hereby and (b) when such Bonds are accepted for payment by Macronix, Macronix will acquire good, marketable and unencumbered title to the Bonds, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Tender Agent or Macronix to be necessary or desirable to complete the sale, assignment and transfer of the Bonds tendered hereby.

No authority herein conferred or agreed to be conferred shall be affected by, and all authority herein conferred or agreed to be conferred shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

Bonds tendered pursuant to the Offer may be withdrawn at any time prior to 5:00 p.m., New York time, on Friday, January 24, 2003 (such time and date, or the latest extension thereof, if extended as required by applicable law or otherwise, the “Expiration Date”), and, unless theretofore accepted for payment by Macronix pursuant to the Offer, may also be withdrawn at any time after February 21, 2003. See Instruction 4.

The undersigned understands that tenders of Bonds pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Macronix’s acceptance of such Bonds for payment will constitute a binding agreement between the undersigned and Macronix.

Unless otherwise indicated herein under “Special Payment Instructions,” the Tender Agent will issue a check for the Repurchase Price with respect to Bonds accepted for payment and issue or return any certificate(s) for Bonds not tendered in the name(s) of the registered holder(s) appearing under “Description of Bonds

Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the Tender Agent will mail the check for the Repurchase Price with respect to Bonds accepted for payment and return any certificate(s) for Bonds not tendered (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing under “Description of Bonds Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” boxes are completed, the Tender Agent will issue the check for the Repurchase Price with respect to Bonds accepted for payment and return any certificate(s) for Bonds not tendered in the name(s) of, and deliver such check and return such certificate(s) to, the person(s) so indicated. Any Bonds tendered herewith by book-entry transfer that are not purchased will be returned by crediting the DTC account designated above. The undersigned recognizes that Macronix has no obligation pursuant to the “Special Payment Instructions” to transfer any Bonds from the name(s) of the registered holder(s) thereof if Macronix does not accept for payment any of the Bonds tendered hereby.

PLEASE SIGN HERE

(To be completed by all tendering holders unless an Agent’s Message is delivered in connection with a book-entry transfer of such Bonds)

This Letter of Transmittal must be signed by registered holder(s) of Bonds exactly as their name(s) appear(s) on certificate(s) for Bonds or, if tendered by the registered holder(s) of Bonds exactly as such participant’s name appears on a security position listing as the owner of the Bonds, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.

If the signature appearing below is not of the registered holder(s) of the Bonds, then the registered holder(s) must sign a valid proxy.

(signature of holder(s) or authorized signatory)

Dated:

Name:
(please print)

Address:

Telephone:

Tax Identification or Social Security Number (if a U.S. holder):

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)

To be completed ONLY if certificate(s) representing Bonds not tendered or the check for the Repurchase Price are to be issued in the name of someone other than the undersigned, or if Bonds delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account other than that indicated above.

Issue:    [    ] check                         [    ] certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.) (See Substitute Form W-9 on the reverse side)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)

To be completed ONLY if certificate(s) representing Bonds not tendered or the check for the Repurchase Price are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue:    [    ] check                         [    ] certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.) (See Substitute Form W-9 on the reverse side)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    GUARANTEE OF SIGNATURES.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Bonds (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of Bond(s)) tendered herewith, unless such holder(s) has (have) completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions”, or (b) if such Bonds are tendered for the account of a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges’ Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.    DELIVERY OF LETTER OF TRANSMITTAL AND BONDS; PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY HOLDERS).    This Letter of Transmittal is to be completed by holders if Bonds are to be forwarded herewith, or, unless an Agent’s Message is utilized, if delivery of Bonds is to be made by book-entry transfer through DTC pursuant to the procedures set forth in the Offer to Purchase. In order for Bonds to be validly tendered pursuant to the Offer, this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in connection with a book-entry delivery of Bonds through DTC, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at one of its addresses set forth on the front cover hereof prior to the Expiration Date and either (i) certificates evidencing tendered Bonds must be received by the Tender Agent at such address prior to the Expiration Date or (ii) such Bonds must be tendered by book-entry transfer and a timely confirmation of such book-entry transfer must be received by the Tender Agent, in each case prior to the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, BONDS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Bonds for payment.

If a holder wishes to tender less than the entire principal amount evidenced by any Bond submitted, such holder must fill in the principal amount that is to be tendered in the column entitled “Principal Amount of Bonds Tendered,” but only in an amount of U.S.$1,000 or any greater integral multiple of U.S.$1,000. In the case of a partial tender of Bonds, as soon as practicable after the Expiration Date, new certificates for the remainder of the Bonds that were evidenced by such holder’s old certificates will be sent to such holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Bonds delivered to the Tender Agent will be deemed to have been tendered, unless otherwise indicated.

If Bonds are forwarded to the Tender Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

3.    INADEQUATE SPACE.    If the space provided herein is inadequate, the security numbers, the principal amount of Bonds and any other required information should be listed on a separate signed schedule attached hereto and referenced in the box entitled “Description of Bonds Tendered.”

4.    WITHDRAWAL OF TENDERS.    Tenders of Bonds may be withdrawn at any time on or prior to 5:00 p.m., New York time, on Friday, January 24, 2003, unless extended (the “Expiration Date”) and, unless already accepted for payment pursuant to the Offer, may also be withdrawn at any time after February 21, 2003, but no consideration shall be payable in respect of Bonds so withdrawn.

If, for any reason whatsoever, acceptance for payment of, or payment for, any Bonds tendered pursuant to the Offer is delayed (whether before or after Macronix’s acceptance of Bonds for payment) or Macronix is unable to accept for payment or pay for the Bonds tendered pursuant to the Offer, Macronix may (without prejudice to its rights set forth herein) instruct the Tender Agent to retain tendered Bonds, and such Bonds may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer). Withdrawn Bonds may be retendered at any time prior to the Expiration Date by following one of the procedures described under “Procedures For Tendering and Withdrawing Bonds—Tendering Bonds” in the Offer to Purchase.

For a withdrawal of a tender of Bonds to be effective, a telegram, facsimile transmission or letter must be received by the Tender Agent prior to the Expiration Date at one of its addresses set forth above. Any such notice of withdrawal must (i) specify the name of the holder who tendered the Bonds to be withdrawn, (ii) contain a description of the Bonds to be withdrawn and identify the certificate number or numbers shown on the particular Bonds (unless such Bonds were tendered by book-entry transfer) and the aggregate principal amount represented by such Bonds, (iii) include a statement that such holder is withdrawing his election to have such principal amount of such Bonds purchased, (iv) specify the principal amount, if any, of such Bonds (which shall be U.S.$1,000 or any greater integral multiple of U.S.$1,000 thereof) that remains subject to the Offer and that has been or will be delivered for purchase by Macronix, and (v) be signed by the holder of such Bonds in the same manner as the original signature on the Letter of Transmittal by which such Bonds were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Tender Agent that the person withdrawing the tender has succeeded to the beneficial ownership of the Bonds. If the Bonds to be withdrawn have been delivered or otherwise identified to the Tender Agent, a signed notice of withdrawal is effective immediately upon receipt by the Tender Agent even if physical release is not yet effected. Any Bonds properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

5.    SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS.    If this Letter of Transmittal is signed by the registered holder(s) of the Bonds tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Bonds without alteration, enlargement or any change whatsoever.

If any of the Bonds tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the tendered Bonds are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Bonds.

If this Letter of Transmittal or any Bond or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to Macronix of such person’s capacity and authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of Bonds listed and tendered hereby, no endorsements of Bonds or separate bond powers are required, unless payment is to be made to, or Bonds not tendered are to be issued in the name of, a person other than the registered holder(s), in which case, the Bonds tendered hereby must be endorsed or accompanied by appropriate bond powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Bonds. Signatures on such Bonds or bond powers must be guaranteed by an Eligible Institution.

6.    TRANSFER TAXES.    Except as set forth in this Instruction 6, Macronix will pay all transfer taxes, if any, applicable to its purchase of Bonds pursuant to the Offer. If, however, Bonds for principal amounts not purchased are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Bonds, or if tendered Bonds are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Bonds by Macronix pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the person tendering such Bond. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Repurchase Price otherwise payable to such tendering person.

7.    SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.    If a check for the Repurchase Price with respect to Bonds accepted for payment is to be issued in the name of, or certificate(s) evidencing Bonds not tendered are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check or such Bonds are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.    SUBSTITUTE FORM W-9.    Under U.S. federal income tax law, a U.S. holder whose tendered Bonds are purchased pursuant to the Offer is required to provide the Tender Agent with such holder’s correct taxpayer identification number (“TIN”) (e.g., social security number or employer identification number) on Substitute Form W-9 below and to certify whether such holder is subject to backup withholding of federal income tax. If a tendering holder has been notified by the Internal Revenue Service (the “IRS”) that such holder is subject to backup withholding, such holder must cross out item 2 of the Certification of the Substitute Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 30% federal income tax withholding on the payment of the Repurchase Price. If the Tender Agent is not provided with the correct TIN, the IRS may subject the holder or other payee to a $50 penalty.

Certain holders are not subject to these backup withholding and reporting requirements. Exempt recipients, such as corporations, are also requested to provide their TIN and check the “Exempt” box. Foreign individuals or entities must submit the appropriate Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Tender Agent. See the enclosed “Instructions to Form W-9” for more instructions.

IF BACKUP WITHHOLDING APPLIES, THE TENDER AGENT IS REQUIRED TO WITHHOLD 30% OF ANY PAYMENTS MADE TO THE HOLDER OR OTHER PAYEE. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

“Applied For” may be written in the space for the TIN if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Such a holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If both have been completed, the Tender Agent will withhold 30% of all payments made unless a properly certified TIN is provided to the Tender Agent within 60 days.

The holder is required to give the Tender Agent the TIN of the record owner of the Bonds or of the last transferee appearing on the transfers attached to, or endorsed on, the Bonds. If the Bonds are in more than one name or are not in the name of the actual owner, consult the enclosed “Instructions to Form W-9” for additional guidance on which number to report.

Please consult your tax advisor for further guidance in completing Substitute Form W-9.

9.    CONFLICTS.    In the event of any conflicts between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

10.    WAIVER OF CONDITIONS.    There are no conditions in this Offer. To the extent that there are conditions implied in the payment and delivery instructions, Macronix reserves the absolute right to amend in any respect or waive any of these implied conditions.

11.    MUTILATED, LOST, STOLEN OR DESTROYED BONDS.    If a holder desires to tender Bonds pursuant to the Offer, but any such Bond has been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Trustee concerning the procedures for obtaining a replacement Bond. Inquiries should be directed to the Trustee at: The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York, 10286, U.S.A. Attention: Global Trust Services, Facsimile No: (212) 815 5802/5803, with a copy to The Bank of New York, One Temasek Avenue, #02-01 Millenia Tower, Singapore 039192, Attention: Global Trust Services and Facsimile No: (65) 6883 0338.

12.    QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions and requests for assistance may be directed to the Tender Agent at its address or telephone numbers set forth above and on the back cover page of this Letter of Transmittal or the Dealer Manager at its address or telephone numbers set forth on the back cover page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be obtained from the Tender

Agent or from brokers, dealers, commercial banks or trust companies at Macronix’s expense.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR, IF APPROPRIATE, AN AGENT’S MESSAGE, TOGETHER WITH BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TENDER AGENT NOT LATER THAN 5:00 P.M., NEW YORK TIME, ON FRIDAY, JANUARY 24, 2003, UNLESS THE OFFER IS EXTENDED.

U.S. holders should complete the substitute Form W-9 below. Non-U.S. holders should complete an appropriate Form W-8, which can be obtained from the Tender Agent. Please see the instructions to Form W-9 or consult your own tax advisers regarding the appropriate Form W-8 to be submitted.

PAYER’S NAME: THE BANK OF NEW YORK

SUBSTITUTE FORM W-9

(To be completed by all holders of Bonds)
(See Instruction 8 and attached Instructions to Form W-9)

PART I—Please provide the Taxpayer Identification Number of the person submitting this Letter of Transmittal in the box at right and certify by signing and dating below. THE TAXPAYER IDENTIFICATION NUMBER FOR AN INDIVIDUAL IS GENERALLY HIS OR HER SOCIAL SECURITY NUMBER.

The Taxpayer Identification Number

PART II—Exempt Payee. Check box at right if you are an exempt payee.                                                                                [    ]

CERTIFICATION—Under penalties of perjury, the undersigned hereby certifies the following:

(1)	The Taxpayer Identification Number shown in Part I above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

NOTE:
You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

Signature:	Date:

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS TO FORM W-9 FOR ADDITIONAL DETAILS.

PLEASE COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE BOX
FOR THE TIN ON SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld until I provide a number.

Signature:	Date:

IMPORTANT

SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13

X	X

Signature(s) of Holder(s)

Dated:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Bonds or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name(s):
(Please Print)

Title:

Name of Firm:

(Please Print)

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to the Tender Agent or the Dealer Manager at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer. Holders of the Bonds requiring additional information or assistance may also contact Macronix at Macronix International Co., Ltd., Attn: Charles Young, Deputy Department Manager of Investor Relations Office, 6th Floor, No. 196, Sec. 2, Chien Kuo North Road, Taipei, Taiwan, the Republic of China, Telephone: (886-2) 2506 8128.

The Tender Agent for the Offer is:

The Bank of New York

Corporate Trust Ops, Reorganization Unit
101 Barclay Street, Floor 7E
New York, NY 10286
USA
Attn: Bernard Arsenec
Telephone No: (212) 815 5098
Facsimile No: (212) 298 1915
Email: barsenec@bankofny.com
The Bank of New York (Luxembourg) S.A. Aerogolf Center 1A Hoehenhof L-1736 Senningerberg Grand Duchy of Luxembourg

The Dealer Manager for the Offer is:

Credit Suisse First Boston (Hong Kong) Limited

21/F Two Exchange Square
8 Connaught Place
Hong Kong
Attention: Julian Hall
Telephone No.: (852) 2101-6939
Facsimile No.: (852) 2101-7738